                                 LOAN AGREEMENT

                     Date: Effective as of October 16, 1997


Borrower:        BIT GROUP SERVICES, INC.
                   a Delaware corporation
                 12011 Surrey Lane
                 Houston, Texas 77024

Lender:  BIT INVESTORS, LLC
                   a Texas limited liability company
                 12011 Surrey Lane
                 Houston, Texas 77024


         This Loan Agreement (the "Agreement") is made on the above date by and between Borrower and Lender, each as identified above.

1.       THE LOAN.

         A. Lender agrees to make line of credit loans to the Borrower, including the renewal, extension and modification of loans outstanding on the date hereof in the aggregate principal amount of ONE HUNDRED TWENTY-NINE THOUSAND SEVEN HUNDRED NINETY-SIX AND EIGHTY-FOUR HUNDREDTHS DOLLARS ($129,796.84 ), together with such amounts as the Borrower may request from time to time up to the maximum amount hereinafter stated, and the Borrower may make borrowings and prepayments and reborrowings in respect thereof; provided, however, that the aggregate principal amount of all such loans at any one time outstanding shall not exceed the sum of ONE MILLION, EIGHT HUNDRED THOUSAND DOLLARS ($1,800,000.00) (the "Loan") on the terms and conditions set forth herein. The Loan will be evidenced by Borrower's promissory note or notes in the form or forms attached hereto as Exhibit "A" or any renewal thereof with interest and principal payable as stated therein (the "Note").

         B. The final maturity date of the Loan will be the earlier of June 1, 1998 or thirty days following the successful completion of Borrower's proposed IPO. For the purposes of this Agreement, the term "IPO" shall mean any underwritten public offering of the Company's common stock other than any offering pursuant to any registration statement (i) relating to any capital stock of the Company or options, warrants or other rights to acquire any such capital stock issued or to be issued primarily to directors, officers or employees of the Company, or any of its subsidiaries (ii) relating to any employee benefit plan or interest therein, (iii) relating principally to any preferred stock or debt securities of the Company, or (iv) filed pursuant to Rule 145 under the Securities Act of 1933, as amended, or any successor or similar provisions.

2. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender as follows:

         A. GOOD STANDING. Borrower is a corporation, duly organized and in good standing, under the laws of Delaware and has the power to own its property and to carry on its business in each jurisdiction in which the Borrower operates.

         B. AUTHORITY AND COMPLIANCE. Borrower has full power and authority to enter into this Agreement, to make the borrowing hereunder, to execute and deliver the Note and to incur the obligations provided for herein, all of which has been duly authorized by all proper and necessary action. No consent or approval by any stockholder or public authority is required as a condition to the validity of this Agreement or the Note (or if required, has been obtained), and Borrower is in compliance with all laws and regulatory requirements to which it is subject.

         C. BINDING AGREEMENT. This Agreement constitutes, and the Note when issued and delivered pursuant hereto for value received will constitute, valid and legally binding obligations of Borrower enforceable in accordance with their respective terms.

         D. NO CONFLICTING AGREEMENTS. There are no charter, bylaw or stock provisions of Borrower and no provisions of any existing agreement, mortgage, indenture or contract binding on Borrower or affecting its property, which would conflict with or in any way prevent the execution, delivery or carrying out of the terms of this Agreement and the Note.

         E. OWNERSHIP OF ASSETS. Borrower has good title to all of the tangible and intangible personalty and realty used in its business operations and such property is owned free and clear of any liens, encumbrances, or adverse claims of any type or nature. Borrower will at all times maintain its tangible property, real and personal, in good order and repair, taking into consideration reasonable wear and tear.

         F. TAXES. All taxes and assessments due and payable by Borrower have been paid or are being contested in good faith by appropriate proceedings and the Borrower has filed all tax returns which it is required to file.

         G. FINANCIAL STATEMENTS. The financial statements of Borrower heretofore delivered to Lender have been prepared in accordance with GAAP applied on a consistent basis throughout the period involved and fairly present Borrower's financial condition as of the date or dates thereof, and there has been no material adverse change in Borrower's financial condition or operations since the dates thereof. To the best of Borrower's knowledge, all factual information furnished by Borrower to Lender in connection with this Agreement and the other Loan Documents is and will be accurate and complete on the date as of which such information is delivered to



                                                      Loan Agreement/Page 2 of 8

                 Lender and is not and will not be incomplete by the omission of any material fact necessary to make such information not misleading.

3. AFFIRMATIVE COVENANTS. So long as Borrower may borrow hereunder and until payment in full of the Note and performance of all other obligations of Borrower hereunder, Borrower will:

         A. FINANCIAL RECORDKEEPING. Maintain a system of accounting that is substantively reasonable and customary for a company such as borrower and in accordance with generally accepted accounting principles consistently applied, and will permit Lender's officers or authorized representatives to visit and inspect Borrower's books of account and other records at such reasonable times and as often as Lender may desire, and will pay the reasonable fees and disbursements of any accountants or other agents of Lender selected by Lender for the foregoing purposes; and unless written notice of another location is given to Lender, Borrower's books and records will be located at the address set forth on the first page of this Agreement.

         B.      FINANCIAL AND OTHER REPORTING.

                 (1) Furnish to Lender year-end financial statements to include a balance sheet, operating statement and surplus reconciliation, together with an officer's certificate of compliance with this Agreement including computations of all quantitative covenants, within 90 days after the end of each annual accounting period.

                 (2) Furnish to Lender quarterly financial statements, to include a balance sheet and profit and loss statement, together with an officer's certificate of compliance with this Agreement including computations of all quantitative covenants, within 30 days of the end of each quarterly accounting period.

                 (3) Promptly provide Lender with such additional information, reports or statements respecting its business operations and financial condition as Lender may reasonably request from time to time.

         C. INSURANCE. Maintain insurance with responsible insurance companies on such of its properties, in such amounts and against such risks as is customarily maintained by similar businesses operating in the same vicinity, specifically to include a policy of fire and extended coverage insurance covering all assets, business interruption insurance and liability insurance, all to be with such companies and in such amounts satisfactory to Lender and to contain a mortgagee clause naming Lender as its interest may appear; and evidence of such insurance will be supplied to Lender.





                                                      Loan Agreement/Page 3 of 8

         D. EXISTENCE AND COMPLIANCE WITH LAWS. As appropriate, maintain its existence in good standing and comply with all laws, regulations and governmental requirements applicable to it or to any of its property, business operations and transactions.

         E. ADVERSE CONDITIONS OR EVENTS. Promptly advise Lender in writing of (i) any condition, event or act which comes to its attention that would or might materially adversely affect Borrower's financial condition or operations, or Lender's rights under the Loan Documents, (ii) any litigation filed by or against Borrower, (iii) any event that has occurred that would constitute an event of default under any Loan Documents and (iv) any uninsured or partially uninsured loss through fire, theft, liability or property damage in excess of an aggregate of $10,000.

         F. TAXES. Pay all of its taxes, assessments and other obligations, including, but not limited to taxes, costs or other expenses arising out of this transaction, as the same become due and payable, except to the extent the same are being contested in good faith by appropriate proceedings in a diligent manner.

         G. MAINTENANCE. Maintain all of its tangible property in good condition and repair and make all necessary replacements thereof, and preserve and maintain all licenses, privileges, franchises, certificates and the like necessary for the operation of its business.

4. NEGATIVE COVENANTS. So long as Borrower may borrow hereunder and until payment in full of the Note and performance of all other obligations of Borrower hereunder, Borrower will not, without the prior written consent of Lender:

         A. TRANSFER OF ASSETS OR CONTROL. Sell, lease, assign or otherwise dispose of all or substantially all of the assets or properties of Borrower, or enter into any merger, consolidation, or other business combination, unless Borrower is the surviving corporation.

         B. LIENS. Knowingly grant, suffer or permit liens on or security interests in any Borrower's assets, or fail to promptly pay all lawful claims, whether for labor, materials or otherwise, other than liens with respect to assets of Borrower's subsidiaries.

         C. LOANS. Make any loans, advances or investments to or in any joint venture, corporation or other entity, except for the purchase of obligations of Lender or U.S. Government obligations, and loans, advances or investments to or in subsidiaries of Borrower.

         D. BORROWINGS. Create, incur, assume or become liable in any manner for any indebtedness (for borrowed money, deferred payment for the purchase of assets, lease





                                                      Loan Agreement/Page 4 of 8
                 payments, as surety or guarantor for the debt of another, or otherwise) other than to Lender, except for indebtedness with a maturity of less than one year and normal trade debts incurred in the ordinary course of Borrower's business.

         E. CHARACTER OF BUSINESS. Change the general character of business as conducted at the date hereof, or engage in any type of business not reasonably related to its business as presently and normally conducted.

         F. VIOLATE OTHER COVENANTS. Violate or fail to comply with any covenants or agreements regarding other debt which will or would with the passage of time or upon demand cause the maturity of any other debt to be accelerated.

5. EVENTS OF DEFAULT. If one or more of the following events of default shall occur, all outstanding principal plus unpaid interest of the Loan and any other indebtedness of Borrower to Lender shall, at the option of Lender, be due and payable immediately and Lender shall have no further obligation to fund under this Agreement or the Note:

         A. Default shall be made in the payment of any installment of principal or interest upon the Note or any other obligation of Borrower to Lender when due and payable, whether at maturity or otherwise; or

         B. Default shall be made in the performance of any term, covenant or agreement contained herein or in any deed of trust, security agreement, mortgage, assignment, guaranty or other contract or agreement evidencing, executed in connection with or securing payment or any indebtedness of Borrower to Lender; or

         C. Any representation or warranty herein contained or in any financial statement, certificate, report or opinion submitted to Lender in connection with the Loan or pursuant to the requirements of this Agreement shall prove to have been incorrect or misleading in any material respect when made; or

         D. Any judgment against Borrower or any attachment or other levy against the property of Borrower with respect to a claim remains unpaid on appeal, undischarged, not bonded or not dismissed for a period of 30 days; or

         E. Borrower makes an assignment for the benefit of creditors, admits in writing its inability to pay its debts generally as they become due, files a petition in bankruptcy, is adjudicated insolvent or bankrupt, petitions or applies to any tribunal for any receiver or any trustee of Borrower or any substantial part of its property, commences any action relating to Borrower under any reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statue of any jurisdiction, whether now or hereafter in effect, or if there is commenced against Borrower any such action, or Borrower by any act indicates its consent to or approval of any trustee for Borrower





                                                      Loan Agreement/Page 5 of 8
                 of any substantial part of its property, or suffers any such receivership or trustee to continue undischarged;

then upon the happening of any of the foregoing events of default which shall be continuing, the Note shall become and be immediately due and payable upon declaration to that effect by Lender.

6.       MISCELLANEOUS.

         A.      DEFINITIONS.    In addition to any other terms defined herein,
                 the term, "Loan Documents", means this Loan Agreement and any and all promissory notes executed by Borrower in favor of Lender and all other documents, instruments, guarantees, certificates and agreements executed and/or delivered by Borrower, any guarantor or third party in connection with any Loan.

         B. EXPENSES. Borrower shall pay to Lender immediately upon demand the full amount of all costs and expenses, including reasonable attorneys' fees (to include outside counsel fees and all allocated costs of Lender's in-house counsel if permitted by applicable law), incurred by Lender in connection with (a) negotiation and preparation of this Agreement and each of the Loan Documents, and (b) Lender's continued administration thereof. Borrower also agrees to pay all out-of-pocket expenses of Lender in connection with the collection of the Note.

         C. DOCUMENTS. All documents, certificates and other items required under this Loan Agreement to be executed and/or delivered to Lender shall be in form and content satisfactory to Lender and its counsel.

         D. CUMULATIVE RIGHTS AND WAIVERS. Each and every right granted to Lender hereunder or under any other document delivered hereunder or in connection herewith, or allowed it by law or equity shall be cumulative of, and may be exercised in addition to, any and all other rights of Lender, and no delay in exercising any right shall operate as a waiver thereof, or shall any single or partial exercise by Lender of any right preclude any other or future exercise thereof or the exercise of any other right. Any of the foregoing covenants and agreements may be waived by lender but only in writing signed by a Vice President or higher level officer of Lender. Borrower expressly waives any presentment, demand, protest or other notice of any kind. No notice to or demand on Borrower in any case shall, of itself, entitle Borrower to any other or further notice of demand in similar or other circumstances.
                 No delay or omission by Lender in exercising any power or right hereunder shall impair any such right or power or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such power preclude other or further exercise thereof, or the exercise of any other right or power hereunder.





                                                      Loan Agreement/Page 6 of 8

         E. INDEMNIFICATION. The Borrower agrees to indemnify, defend and hold Lender harmless from and against any and all loss, liability, obligation, damage, penalty, judgment, claim, deficiency and expense (including interest, penalties, attorneys' fees and amounts paid in settlement) to which the Lender may become subject arising out of or based upon the Loan Documents, or any Loan, including that resulting from Lender's own negligence, except and to the extent caused by Lender's gross negligence or willful misconduct. The Borrower's obligations under this paragraph shall survive the repayment of the Loan.

         F. ASSURANCES. Borrower agrees to promptly execute and deliver any and all further agreements, documents, instruments, and other writings that Lender may request to cure any defect in the execution and delivery of any Loan Document or more fully to describe particular aspects of the agreements set forth or intended to be set forth in the Loan Documents.

         G. NOTICES. All notices required under the Loan Documents shall be in writing and either delivered against receipt therefor, or mailed by registered or certified mail, return receipt requested, in each case addressed to the address shown on the first page of this Agreement or to such other address as either Borrower or Lender may designate. Notices shall be deemed to have been given (whether actually received or not) when delivered (or, if mailed, on the next Business Day).

         H. APPLICABLE LAW. This Agreement and the rights and obligations of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Texas.

         I. AMENDMENT. No modification, consent, amendment or wavier of any provision of this Agreement, nor consent to any departure by Borrower therefrom, shall be effective unless the same shall be in writing and signed by an authorized officer of Lender, and then shall be effective only in the specific instance and for the purpose for which given. This Agreement is binding upon Borrower, its successors and assigns, and inures to be benefit of Lender, its successors and assigns.

         J. MULTIPLE COUNTERPARTS. This Agreement may be executed in one or more counterparts, and each counterpart when so executed and delivered shall constitute an original hereof, but all such separate counterparts shall constitute one and the same instrument.

         K. SEVERABILITY OF PROVISIONS. In case one or more provisions of this Agreement shall be invalid, illegal or unenforceable in any respect under applicable law, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected or impaired.





                                                      Loan Agreement/Page 7 of 8

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


BIT GROUP SERVICES, INC.                   BIT INVESTORS, LLC




By:  /s/ MARSHALL G. WEBB                 By:  /s/ THOMAS A. HUDGINS
    -----------------------------             ----------------------------------
         Marshall G. Webb                        Thomas A. Hudgins
         President                               Manager





                                                      Loan Agreement/Page 8 of 8

                                  EXHIBIT "A"


                            Form of Promissory Note

THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS (COLLECTIVELY, THE "ACTS"), AND NO SUCH REGISTRATION IS CONTEMPLATED. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL. IN THE ABSENCE OF ANY EFFECTIVE REGISTRATION STATEMENT UNDER THE ACTS, THIS PROMISSORY NOTE MAY NOT BE OFFERED, SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACTS.


                        REVOLVING CREDIT NOTE NOT UNDER
                                   CHAPTER 15

$1,800,000                       Houston, Texas                 October 16, 1997


         BIT GROUP SERVICES, INC.("Borrower"), for value received, promises to pay to the order of BIT INVESTORS, L.L.C. (hereinafter called "Lender"), on or before the earlier to occur of (i) June 1, 1998, or (ii) 30 days following the successful completion of Borrower's proposed IPO as defined in the Loan Agreement as referenced below, at its main business office in Houston, Texas, in lawful money of the United States of America, ONE HUNDRED TWENTY-NINE THOUSAND SEVEN HUNDRED NINETY-SIX AND EIGHTY-FOUR HUNDREDTHS DOLLARS ($129,796.84), being the outstanding principal balance owing to Lender by Borrower as of the date hereof, together with such sums as the holder hereof may loan or advance to or for the benefit of Borrower on or after the date hereof in accordance with the terms hereof, together with interest on the unpaid principal balance outstanding from time to time hereon computed from the date of each advance until maturity at the rate of ten percent (10%) per annum. Interest shall be calculated on a per annum basis of 360 days unless such calculation would result in a usurious rate, in which event, interest shall be calculated on a full calendar year basis.


         THE UNPAID principal balance hereof shall, including the principal amount outstanding as of the date hereof, shall at no time exceed the sum of ONE MILLION EIGHT HUNDRED THOUSAND DOLLARS ($1,800,000).

         INTEREST on this note is payable in installments of accrued interest which shall be due and payable quarterly so long as any principal of this note is unpaid, commencing on the 1st day of June, 1998, and thereafter on the same day of each consecutive September, December, March and June during the term hereof and at maturity.





                        Page 1 of 5 page Promissory Note

         IF ANY PAYMENT of principal or interest on this note shall become due on a Saturday, Sunday, or public holiday under the laws of the State of Texas, such payment shall be made on the next succeeding business day of Lender, unless the effect of such extension would be to carry the payment over to the next calendar month, in which event such payment shall be due on the preceding business day of Lender, and any such extension or reduction of time shall in such case be included in computing interest in connection with such payment.

         PAYMENT of this note before maturity may be made at any time or from time to time, in whole or in part, without penalty or premium. Any such payment shall be applied first to accrued interest and secondly to principal.

         THE UNPAID PRINCIPAL BALANCE of this note at any time shall be the total amounts lent or advanced hereunder by the holder hereof, less the amount of payments or prepayments of principal made hereon by or for the account of Borrower. Borrower may borrow, repay and reborrow funds under this revolving promissory note and there is no limit on the number of advances against this note so long as the total unpaid principal at any time outstanding does not exceed face amount of the note. It is contemplated that by reason of prepayments hereon there may be times when no indebtedness is owing hereunder; but notwithstanding such occurrences, this note shall remain valid and shall be in full force and effect as to loans or advances made pursuant to and under the terms of this note subsequent to each occurrence. All loans or advances and all payments or prepayments made hereunder on account of principal or interest may be endorsed by the holder hereof on the Schedule attached hereto and made a part hereof for all purposes. Additional Schedule pages may be attached hereto from time to time by the holder hereof if more space is necessary. The amounts of the advances and payments recorded by Lender on the reverse hereof or on such schedule shall be binding upon Borrower as to the amount owed by Borrower. This Note may be paid in full from time to time, but shall nevertheless remain in full force and effect to evidence any advances made under such revolving line of credit after any such payment in full. Borrower hereby authorizes the holder hereof to endorse on the Schedule attached to this Note or any continuation thereof, all advances made to Borrower hereunder and all payments made on account of the principal thereof, which endorsements shall be prima facie evidence as to the outstanding principal amount of this Note; provided, however, any failure by the holder hereof to make any endorsement shall not limit or otherwise affect the obligations of Borrower under this Note.

         ADVANCES hereunder may be made by the holder hereof at the oral or written request of any of the undersigned or of any officer or agent of Borrower designated by or acting under the authority of resolutions of the Board of Directors of Borrower, a duly certified or executed copy of which shall be furnished to the holder hereof, until written notice of the revocation of such authority is received by the holder hereof. Borrower agrees to furnish to the holder hereof written confirmation of any such oral request within five
(5)






                        Page 2 of 5 page Promissory Note
days of the resulting loan or advance, but any such loan or advance shall be deemed to be made under and entitled to the benefits of this note irrespective of any failure by Borrower to furnish such written confirmation.

         IF ANY installment of principal and/or interest on this note is not paid when due; or if Borrower or any drawer, acceptor, endorser, guarantor, surety, accommodation party or other person liable upon or for payment of this note (each hereinafter called an "other liable party"), shall die, or become insolvent (however such insolvency may be evidenced); or if Borrower or any partnership of which Borrower is a member shall suspend the transaction of his, its or their usual business, or be expelled from or suspended by any stock or securities exchange or other exchange; or if any proceeding, procedure or remedy supplementary to or in enforcement of judgment shall be resorted to or commenced against, or with respect to any property of, Borrower or other liable party; or if a petition in Bankruptcy or for any relief under any law relating to the relief of debtors, re-adjustment of indebtedness, re-organization, composition or arrangement shall be filed, or any proceedings shall be instituted under any such law, by or against Borrower or any such partnership or other liable party; or if any governmental authority or any court at the instance thereof shall take possession of any substantial part of the property of, or assume control over the affairs or operations of, or a receiver shall be appointed of the property of, or a writ or order of attachment or garnishment shall be issued or made against any of the property of, Borrower or any such partnership or other liable party; or if any indebtedness of Borrower or of any such partnership or of other liable party for borrowed money shall become due and payable by acceleration of maturity thereof; or if Borrower or any such partnership or other liable party ceases to generally pay his or its debts as they become due; or if Borrower (if a corporation) shall be dissolved or be a party to any merger or consolidation without the written consent of Lender; or if Borrower or other liable party fails to furnish financial information requested by Lender; or if a default occurs under any instrument now or hereafter executed in connection with or as security for this note; thereupon, at the option of Lender, this note and any and all other indebtedness of Borrower to Lender shall become and be due and payable forthwith without demand, notice of nonpayment, presentment, protest or notice of dishonor, all of which are hereby expressly waived by Borrower and each other liable party.

         IF THIS NOTE is not paid at maturity whether by acceleration or otherwise and is placed in the hands of an attorney for collection, or suit is filed hereon, or proceedings are had in probate, bankruptcy, receivership, re-organization, arrangement or other legal proceedings for collection hereof, Borrower and each other liable party agree to pay Lender a reasonable amount as attorney's fees which is agreed to be an additional amount equal to ten percent of the unpaid principal and interest hereof. Borrower and each other liable party are and shall be directly and primarily, jointly and severally, liable for the payment of all sums called for hereunder, and Borrower and each other liable party hereby expressly waive demand, notice of nonpayment, presentment, protest, notice of dishonor, bringing of suit and





                        Page 3 of 5 page Promissory Note
diligence in taking any action to collect any sums owing hereon and in the handling of any security, and Borrower and each other liable party hereby agree to any and all renewals, extensions for any period, rearrangements and/or partial prepayments hereon and to any release or substitution of security, in whole or in part, with or without notice, before or after maturity. Borrower and each other liable party also waive, to the full extent permitted by law, all right to plead any statute of limitation as a defense to any action hereunder.

         IT IS the intention of Borrower and Lender to conform strictly to applicable usury laws. Accordingly, if the transactions contemplated hereby would be usurious under applicable law (including the laws of the State of Texas and the laws of the United States of America), then, in that event, notwithstanding anything to the contrary in any agreement entered into in connection with or as security for this note, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under applicable law that is taken, reserved, contracted for, charged or received under this note or under any of the other aforesaid agreements or otherwise in connection with this note shall under no circumstances exceed the maximum amount of interest allowed by applicable law, and any excess shall be credited on the note by the holder hereof (or, if this note shall have been paid in full, refunded to the Borrower); and (ii) in the event that maturity of this note is accelerated by reason of an election by the holder hereof resulting from any default hereunder or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest may never include more than the maximum amount allowed by applicable law, and excess interest, if any, provided for in this note or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore prepaid, shall be credited on this note (or if this note shall have been paid in full, refunded to the Borrower).

         THIS NOTE is the promissory note referred to in that certain Loan Agreement of even date herewith by and between the Borrower and Lender (the "Loan Agreement"), reference to which Loan Agreement is hereby made for all purposes, and as such, this Note is made and delivered thereunder and is entitled to the benefits of and is governed by such Loan Agreement. Among other things, the Loan Agreement contains certain events of default and provisions for mandatory prepayments. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Loan Agreement. A default under the terms and conditions of said Loan Agreement shall constitute default under the terms of this Note, and all other instruments or documents securing this Note or executed in connection therewith.

         THIS NOTE has been executed and delivered in and shall be construed in accordance with and governed by the laws of the State of Texas and of the United States of America except that Tex. Rev. Civ. Stat. Ann. art. 5069 Ch. 15, as amended (which regulates certain revolving credit loan accounts and revolving triparty accounts) shall not apply to the





                        Page 4 of 5 page Promissory Note
revolving loan account created pursuant hereto. Unless changed in accordance with law, the applicable rate ceiling under Texas law shall be the indicated (weekly) rate ceiling as provided in Tex. Rev. Civ. Stat. Ann. art. 5069-1.04, as amended.

         EXECUTED, by its duly authorized representative, effective as of October 16, 1997.

                                        BIT GROUP SERVICES, INC.




                                        By:
                                           -------------------------------------
                                              Marshall G. Webb
                                              President






                        Page 5 of 5 page Promissory Note

                                    SCHEDULE
                                       OF
                ADVANCES AND PAYMENTS OF PRINCIPAL AND INTEREST


--------------------------------------------------------------------------------
                                                        Outstanding
                                                         Principal
                                                        Balance of
           Amount       Amount of       Amount of          Loan
            of          Principal       Interest         Following      Notation
Date      Advance         Paid            Paid            Payment        Made By
--------------------------------------------------------------------------------

